EXHIBIT 10.41

AMENDMENT NO. 3

to

EMPLOYMENT SERVICES AGREEMENT

AMENDMENT NO. 3 TO EMPLOYMENT SERVICES AGREEMENT dated as of February 27, 2015 (the “Amendment”) by and between Gannon K. Giguiere (the “Executive”) and Eventure Interactive, Inc. (the “Company”).

WHEREAS, the Company entered into an Employment Services Agreement with the Executive as of November 21, 2012, as amended by Amendment No. 1, dated as of March 10, 2014 and Amendment No. 2, dated as of February 2, 2015 (the “Employment Services Agreement”) pursuant to which Executive serves as the Company’s President, Secretary and Chairman; and

WHEREAS, Executive and the Company wish to modify certain arrangements under the Employment Services Agreement in the manner set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive agree as follows:

1.      Section 2(c) of the Employment Services Agreement is amended to read as follows:

“(c)     However, the parties agree that: (i) Executive may devote a reasonable amount of his time to civic, community, or charitable activities and may serve as an investor, employee, director and/or executive officer of other corporations (provided that any such other corporation is not a competitor of the Company, as determined by the Board) and to other types of business or public activities not expressly mentioned in this paragraph, so long as Executive’s responsibilities with respect thereto do not conflict or interfere with the faithful performance of his duties to the Company.”

2.       No Further Changes.  Until the resignation of Executive, all other terms of the Employment Services Agreement shall continue with full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

EXECUTIVE:	COMPANY:

/s/ Gannon Giguiere	By:	/s/ Michael Rountree
Gannon K. Giguiere	Name: Michael Rountree
Title: Chief Financial Officer